Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K of Conectisys Corporation (the “Company”) for the year ended December 31, 2025 (the “Report”), the undersigned hereby certifies in his capacity as Chief Executive Officer and Chief Financial Officer of the Company pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date: February 19, 2026	/s/ Danilo Cacciamatta
Danilo Cacciamatta
Chief Executive Officer (Principal Executive Officer)

Date: February 19, 2026	/s/ Danilo Cacciamatta
Danilo Cacciamatta
Chief Financial Officer (Principal Financial Officer)